Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of CANNABICS PHARMACEUTICALS INC. (the “Company”) on Form 10-QA for the quarter ending November 30, 2014, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Dov Weinberg, Chief Financial Officer (Principal Financial Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Amended Quarterly Report on Form 10-QA for the quarter ending November 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-QA for the quarter ending November 30, 2014, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16th, 2015	By:	/s/ Dov Weinberg
Dov Weinberg
Chief Financial Officer (Principal Financial Officer) CANNABICS PHARMACEUTICALS INC.